                      (SARATOGA RESOURCES, INC. LETTERHEAD)





December 22, 1998


The Board of Directors
OptiCare Eye Health Centers, Inc.
87 Grandview Avenue
Waterbury, CT 06708

Attn:    Dean Yimoyines
         Chief Executive Officer

Gentlemen:

This letter will confirm our recent discussions with respect to the proposed acquisition (the "OptiCare Acquisition") by Saratoga Resources, Inc., a Delaware Corporation, ("Shellco"), a publicly traded corporation whose shares are reported on the OTC Bulletin Board of 100% of the outstanding shares of common and preferred stock of OptiCare Eye Health Centers, Inc. ("OptiCare") from its shareholders.

Based upon the information you have furnished to us, the proposed acquisition will be completed on the following terms:

1.       Terms of the Acquisition.
a. Prior to the closing, the outstanding shares of preferred stock of OptiCare will be converted into shares of common stock of OptiCare ("OptiCare Common Shares"). At the closing, Shellco will issue shares of common stock of Shellco ("Shellco Common Shares") to the shareholders of OptiCare representing 43.8% of the outstanding Shellco Common Shares after taking into effect (i) the issuance of such shares to the OptiCare shareholders, (ii) the issuance of Shellco Common Shares to the shareholders of Prime Vision Health, Inc. ("PVH") in connection with Shellco's acquisition of the Prime Health Vision (the "PHV Acquisition"), and (iii) issuance of new Shellco Common Shares representing 10% of the outstanding Shellco Common Shares, after taking into effect the transactions contemplated by this Letter of Intent, to raise new equity for the combined company.
b. All stock options of OptiCare outstanding at the closing will be converted into and exchanged for equivalent Shellco stock options. The treatment of outstanding

The Board of Directors
OptiCare Eye Health Centers, Inc.
December 22, 1998
Page 2

     warrants of OptiCare outstanding at the closing will be determined prior to the closing.

     In consideration of the Acquisition, OptiCare shall operate and conduct its business, during the period from the date of this Letter of Intent to the Closing Date, in the ordinary course of business on the same basis as it has historically been operated and use its best efforts to retain the business and goodwill of its customers, vendors, physicians and optometrists.

2. Structure. OptiCare and PVH will each merge with acquisition subsidiaries to be formed by Shellco, and each will operate following the closing as wholly-owned subsidiaries of Shellco. The PVH Acquisition and the OptiCare Acquisition will be structured to be tax-free exchanges to PVH and OptiCare's shareholders pursuant to Section 368(a)(l)(A) of the Internal Revenue Code. Shellco will effect a reverse stock split in connection with the transactions contemplated by this Letter of Intent such that, following the closing, the existing shareholders of Shellco will own 2.5% of the outstanding Shellco Common Shares.

3. Agreement. As promptly as possible after the execution of this Letter of Intent, Shellco and OptiCare shall work in good faith towards the preparation and execution of a definitive agreement (the "Agreement") incorporating the provisions of this Letter of Intent and containing the usual representations, warranties, terms and conditions for agreements of this nature. The parties shall use their reasonable best efforts to execute the Agreement on or before January 31, 1999, and to consummate the Acquisition as soon as practicable thereafter (the "Closing Date").

4. Due Diligence. Following the execution of this Letter of Intent, each party and its representatives, including its accountants, attorneys, investment bankers and consultants, will be permitted to undertake a complete investigation of the business and assets of OptiCare and Shellco, including a complete examination of all books and records, contractual commitments, obligations and assets, including a physical inspection of inventory, facilities and equipment.

5. Confidentiality. Each party agrees that all non-public information obtained by such party or its representatives before, on or after the date hereof in the course of its due diligence investigation shall be kept confidential, except to the extent that:

a.       it was already known to such party or representatives when obtained;

b.       it becomes lawfully obtainable from other sources;

c. it has been disclosed or filed with any governmental agency or authority and available for public inspection or was otherwise publicly available; or,

The Board of Directors
OptiCare Eye Health Centers, Inc.
December 22, 1998
Page 3

d. it is required to be disclosed by court order or by law, rule or regulation.

     In the event the understandings set forth in this Letter of Intent terminate and the Acquisition is not consummated, all confidential written information obtained by any party will be returned to the party from which it was obtained. Each party and its representatives will hold such information in confidence for a period of two (2) years, or, if earlier, such time as it otherwise becomes public.

6. Exclusivity. In consideration of Shellco and OptiCare entering into this Letter of Intent and in connection with the Agreement, both parties represent, warrant and agree that from the date of this Letter of Intent until April 30, 1999 or such earlier date as the parties may agree (the "Exclusivity Period") neither company nor any of their officers, agents or affiliates will solicit, negotiate, act upon or entertain in any way an offer received before or during the Exclusivity Period from any other person or entity or furnish any information concerning their respective companies to any other person in that regard.

7. Conditions to Closing of Acquisition. The obligations of Shellco or OptiCare to close the Acquisition and related transactions is subject to the following conditions:

a.       Approval of the Board of Directors of Shellco and OptiCare;
b. Approval of the Shareholders of Shellco and OptiCare, with the holders of no more than 5% of the Shellco Common Shares exercising dissenters rights.
c. Approval of the Securities and Exchange Commission, NASDAQ or other relevant stock exchange and all other regulatory agencies;
d.       Simultaneous Closing of Shellco's acquisition of PVH;
e. Completion of due diligence by the respective parties to their satisfaction on or before signing of the Agreement;
f. There shall have been no material adverse change in the business, assets or financial condition of OptiCare or Shellco between the date hereof and the Closing Date;
g. Shellco shall have $150,000 in cash in the company at Closing and no other assets or liabilities;
h.       Shellco will change its name to another mutually agreed name;
i. The financial statements of OptiCare and Shellco for the year ending December 31, 1998 shall have been audited and shall have received unqualified audit opinions;

j. Shellco will have received clearance for listing on the NASDAQ National Market or the American Stock Exchange;
k. Simultaneously with the OptiCare Acquisition and the PVH Acquisition, Shellco will offer to the existing shareholders of OptiCare and PVH the

The Board of Directors
OptiCare Eye Health Centers, Inc.
December 22, 1998
Page 4

              opportunity to participate pari passu in the raising of new equity by Shellco pursuant to the offering by Shellco of Shellco Common Shares representing 10% of the primary outstanding Shellco Common Shares, after taking into effect such offering and the transactions contemplated by this Letter of Intent, in a transaction structured to comply with Rule 506 of Regulation D under the Securities Act of 1933 or other appropriate private placement rules.
l. The board of Shellco will resign to be replaced by seven new directors mutually agreed by PVH and OptiCare, consisting of two representatives of PVH, two from OptiCare and three outside directors;
m. The Shellco Common Shares to be issued to the former shareholders of OptiCare will be registered with the Securities and Exchange Commission pursuant to the appropriate Registration Statement. Similarly any unregistered shares held by current officers and directors of Shellco will be registered in the same registration statement. Any "lock-ups" relating to these shares will be mutually agreed prior to closing, and
n. Shellco shall have entered into a mutually satisfactory employment agreement with Dean Yimoyines to become Chief Executive Officer of Shellco.

8. Non-binding Letter of Intent. Except for the obligations of the parties set forth in Paragraph 4, 5 and 6 herein, which shall be binding upon the parties and survive termination of this Letter of Intent, this Letter of Intent, notwithstanding the provisions or paragraph 3, constitutes only a general, non-binding expression of interest of each of the parties and neither party hereto shall have any liability or obligation hereunder to the other. No agreement regarding Shellco's Acquisition of OptiCare shall exist until the Agreement is executed by the parties hereto. In the event the parties fail to enter into a definitive agreement on or before March 31, 1999, the understandings contained herein, unless extended by mutual agreement of the parties, will terminate. A binding and enforceable commitment with respect to matters covered by this Letter of Intent will result only from the execution of the Agreement.

9. Expenses. In the event that the Acquisition is not consummated, OptiCare shall be responsible for the reasonable out-of-pocket expenses incurred by both parties in the preparation of the Letters of Intent, the definitive agreement to be entered into pursuant thereto (the "Agreements"), required regulatory filings and other matters relating directly to the transaction ("Expenses"); provided, however, that in the event that Shellco or OptiCare, as the case may be, breaches its representations, warranties or covenants under either this Letter of Intent or the Agreement (a "Default"), and as a result of such Default the Acquisition is not consummated, the defaulting party shall be liable to the other party for all of its Expenses, and shall make payment thereof within 10 days after written demand therefor. The failure to be met of a condition to

The Board of Directors
OptiCare Eye Health Centers, Inc.
December 22, 1998
Page 5

     closing required by either the Letter of Intent or the Agreement shall not, in and of itself, constitute a Default. In the event it is necessary to make a Hart-Scott-Rodino filing this expense will be shared equally by PVH and OptiCare.

10. Governing Law. This Letter of Intent and the Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to its conflict of laws rules.


If the terms and condition set forth above are acceptable to you, please so indicate by signing one copy of this Letter of Intent below and returning it to me. This Letter of Intent may be signed in counterparts, each of which shall be deemed an original and both of which shall constitute one document.

Very truly yours,

SARATOGA RESOURCES, INC.


By:  __________________________

Accepted and Agreed to:

OPTICARE EYE HEALTH CENTERS, INC.

December ____, 1998

By:  ______________________________

                      (SARATOGA RESOURCES, INC. LETTERHEAD)





December 22, 1998


The Board of Directors
Prime Vision Health, Inc
First Union Capital Center
150 Fayetteville Street Mall
Suite 1620
Raleigh, NC  27601

Attn:    Steven Waite
         President

Gentlemen:

This letter will confirm our recent discussions with respect to the proposed acquisition (the "PVH Acquisition") by Saratoga Resources, Inc., a Delaware Corporation, ("Shellco"), a publicly traded corporation whose shares reported on the OTC Bulletin Board of 100% of the outstanding shares of common stock of Prime Vision Health, Inc.
("PVH") from its shareholders.

Based upon the information you have furnished to us, the proposed acquisition will be completed on the following terms:

1.       Terms of the Acquisition.
a. At the closing, Shellco will issue shares of common stock of Shellco ("Shellco Common Shares") to the shareholders of PVH representing 43.7% of the outstanding Shellco Common Shares after taking into effect (i) the issuance of such shares to the PVH shareholders, (ii) the issuance of Shellco Common Shares to the shareholders of OptiCare Eye Health Centers, Inc. ("OptiCare") in connection with Shellco's acquisition of the OptiCare (the "OptiCare Acquisition"), and (iii) issuance of new Shellco Common Shares representing 10% of the outstanding Shellco Common Shares, after taking into effect the transactions contemplated by this Letter of Intent, to raise new equity for the combined company.
b. All stock options and warrants of PVH outstanding at the closing will be converted into and exchanged for equivalent Shellco stock options and warrants.

The Board of Directors
Prime Vision Health, Inc.
December 22, 1998
Page 2

     In consideration of the Acquisition, PVH shall operate and conduct its business, during the period from the date of this Letter of Intent to the Closing Date, in the ordinary course of business on the same basis as it has historically been operated and use its best efforts to retain the business and goodwill of its customers, vendors, physicians and optometrists.

2. Structure. OptiCare and PVH will each merge with acquisition subsidiaries to be formed by Shellco, and each will operate following the closing as wholly-owned subsidiaries of Shellco. The PVH Acquisition and the OptiCare Acquisition will be structured to be tax-free exchanges to PVH and OptiCare's shareholders pursuant to Section 368(a)(l)(A) of the Internal Revenue Code. Shellco will effect a reverse stock split in connection with the transactions contemplated by this Letter of Intent such that, following the closing, the existing shareholders of Shellco will own 2.5% of the outstanding Shellco Common Shares.

3. Agreement. As promptly as possible after the execution of this Letter of Intent, Shellco and PVH shall work in good faith towards the preparation and execution of a definitive agreement (the "Agreement") incorporating the provisions of this Letter of Intent and containing the usual representations, warranties, terms and conditions for agreements of this nature. The parties shall use their reasonable best efforts to execute the Agreement on or before January 31, 1999, and to consummate the Acquisition as soon as practicable thereafter (the "Closing Date").

4. Due Diligence. Following the execution of this Letter of Intent, each party and its representatives, including its accountants, attorneys, investment bankers and consultants, will be permitted to undertake a complete investigation of the business and assets of PVH and Shellco, including a complete examination of all books and records, contractual commitments, obligations and assets, including a physical inspection of inventory, facilities and equipment.

5. Confidentiality. Each party agrees that all non-public information obtained by such party or its representatives before, on or after the date hereof in the course of its due diligence investigation shall be kept confidential, except to the extent that:

a.       it was already known to such party or representatives when obtained;
b.       it becomes lawfully obtainable from other sources;
c. it has been disclosed or filed with any governmental agency or authority and available for public inspection or was otherwise publicly available; or,
d. it is required to be disclosed by court order or by law, rule or regulation.

The Board of Directors
Prime Vision Health, Inc.
December 22, 1998
Page 3

    In the event the understandings set forth in this Letter of Intent terminate and the Acquisition is not consummated, all confidential written information obtained by any party will be returned to the party from which it was obtained. Each party and its representatives will hold such information in confidence for a period of two (2) years, or, if earlier, such time as it otherwise becomes public.

6. Exclusivity. In consideration of Shellco and PVH entering into this Letter of Intent and in connection with the Agreement, both parties represent, warrant and agree that from the date of this Letter of Intent until April 30, 1999 or such earlier date as the parties may agree (the "Exclusivity Period") neither company nor any of their officers, agents or affiliates will solicit, negotiate, act upon or entertain in any way an offer received before or during the Exclusivity Period from any other person or entity or furnish any information concerning their respective companies to any other person in that regard.

7. Conditions to Closing of Acquisition. The obligations of Shellco or PVH to close the Acquisition and related transactions is subject to the following conditions:

a.       Approval of the Board of Directors of Shellco and PVH;
b. Approval of the Shareholders of Shellco, with the holders of no more than 5% of the Shellco Common Shares exercising dissenters rights;
c. Approval of the Securities and Exchange Commission, NASDAQ or other relevant stock exchange and all other regulatory agencies;
d.       Simultaneous Closing of Shellco's acquisition of OptiCare;
e. Completion of due diligence by the respective parties to their satisfaction on or before signing of the Agreement;
f. There shall have been no material adverse change in the business, assets or financial condition of PVH or Shellco between the date hereof and the Closing Date;
g. Shellco shall have $150,000 in cash in the company at Closing and no other assets or liabilities;
h. Shellco will change its name to another mutually agreed name; i. The financial statements of PVH and Shellco for the year ending December 31, 1998 shall have been audited and shall have received unqualified audit opinions;
j. Shellco will have received clearance for its listing on the NASDAQ National Market or the American Stock Exchange;

k. Simultaneously with the OptiCare Acquisition and the PVH Acquisition, Shellco will offer to the existing shareholders of OptiCare and PVH the


The Board of Directors
Prime Vision Health, Inc.
December 22, 1998
Page 4

              opportunity to participate pari passu in the raising of new equity by Shellco pursuant to the offering by Shellco of Shellco Common Shares representing 10% of the outstanding Shellco Common Shares, after taking into effect such offering and the transactions contemplated by this Letter of Intent, in a transaction structured to comply with Rule 506 of Regulation D under the Securities Act of 1933 or other appropriate private placement rules.
l. The board of Shellco will resign to be replaced by seven new directors mutually agreed by PVH and OptiCare, consisting of two representatives of PVH, two from OptiCare and three outside directors;
m. The Shellco Common Shares to be issued to the former shareholders of PVH will be registered with the Securities and Exchange Commission pursuant to the appropriate Registration Statement. Similarly any unregistered shares held by current officers and directors of Shellco will be registered in the same registration statement. Any "lock-ups" relating to these shares will be mutually agreed prior to closing;
n. The Preferred Stock of PVH will be converted into Preferred Stock of Shellco on the agreed terms. The Marlin warrants will be cancelled in exchange for PVH common stock prior to the Closing; and
o. Consent of PVH's senior bank lender to the transactions contemplated by this letter agreement.

8. Non-binding Letter of Intent. Except for the obligations of the parties set forth in Paragraph 4, 5 and 6 herein, which shall be binding upon the parties and survive termination of this Letter of Intent, this Letter of Intent, notwithstanding the provisions of paragraph 3, constitutes only a general, non-binding expression of interest of each of the parties and neither party hereto shall have any liability or obligation hereunder to the other. No agreement regarding Shellco's Acquisition of PVH shall exist until the Agreement is executed by the parties hereto. In the event the parties fail to enter into a definitive agreement on or before March 31, 1999, the understandings contained herein, unless extended by mutual agreement of the parties, will terminate. A binding and enforceable commitment with respect to matters covered by this Letter of Intent will result only from the execution of the Agreement.

9. Expenses. In the event that the Acquisition is not consummated, PVH shall be responsible for the reasonable out-of-pocket expenses incurred by both parties in the preparation of the Letters of Intent, the definitive agreement to be entered into pursuant thereto (the "Agreements"), required regulatory filings and other matters relating directly to the transaction ("Expenses"); provided, however, that in the event that Shellco or PVH, as the case may be, breaches its representations, warranties or


The Board of Directors
Prime Vision Health, Inc.
December 22, 1998
Page 5

     covenants under either this Letter of Intent or the Agreement (a "Default"), and as a result of such Default the Acquisition is not consummated, the defaulting party shall be liable to the other party for all of its Expenses, and shall make payment thereof within 10 days after written demand therefor. The failure to be met of a condition to closing required by either the Letter of Intent or the Agreement shall not, in and of itself, constitute a Default. Estimates of any Expenses to be incurred by Shellco will be submitted in advance for approval in writing by PVH, which approval will not be unreasonably withheld. In the event it is necessary to make a Hart-Scott-Rodino filing this expense will be shared equally by PVH and OptiCare.

10. Governing Law. This Letter of Intent and the Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to its conflict of laws rules.

If the terms and condition set forth above are acceptable to you, please so indicate by signing one copy of this Letter of Intent below and returning it to me. This Letter of Intent may be signed in counterparts, each of which shall be deemed an original and both of which shall constitute one document.

Very truly yours,

SARATOGA RESOURCES, INC.


By:  __________________________

Accepted and Agreed to:

PRIME VISION HEALTH, INC.

December ____, 1998

By:  ______________________________